Exhibit 10.4

FIRST AMENDMENT

TO THE

FIRST MIDWEST BANCORP INC. SAVINGS AND PROFIT SHARING PLAN

AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1998

WHEREAS, First Midwest Bancorp, Inc. (the “Company”) maintains the First Midwest Bancorp Inc. Savings and Profit Sharing Plan as amended and restated effective January 1, 1998 (the “Plan”); and,

WHEREAS, it is now deemed desirable and in the best interest of participants and beneficiaries to amend certain provisions of the Plan;

NOW THEREFORE, pursuant to the power reserved to the undersigned officer of the Company in accordance with the authorizations and directions of the Board of Directors of the Company, the Plan is hereby amended effective February 1, 2003 in the following particulars:

1.	A subsection (j) is added to the definition of “Account or Accounts” in Section 1.4 as follows:

“(j) Effective February 1, 2003, a “Catch-Up Contribution Account,” to record the amount of Catch-Up Contributions, any net earnings or losses of the Trust Fund thereon and any distributions thereof allocated to a Participant in accordance with Article 4.”

2.	The references to “Section 3.2” in the definition of “Before-Tax Contributions, Basic Before-Tax Contributions, and Supplemental Before-Tax Contributions” in Section 1.4 are restated to “Section 3.2(a).

3.	A definition of “Catch-Up Contributions” is added to Section 1.4, Definitions, as follows:

“Catch-Up Contributions. Effective February 1, 2003, “Catch-Up Contributions” means the contributions described in subsection 3.2(c).”

4.	Subparagraph (a) of the definition of “Total Compensation” in Section 1.4 is restated as follows:

“(a) Contributions (other than the Before-Tax Contribution and, effective February 1, 2003, the Catch-Up Contribution) made by the Employer to a plan of deferred compensation to the extent that such are not included in the gross income of the Participant in the year made; Employer contributions to simplified employee pension plans which are excluded from compensation by the Participant; and any distribution from any such plan other than an unfunded non-qualified plan;”

5.	Section 3.1, Contributions to the Plan, is restated as follows:

“3.1 Contributions to the Plan. Subject to the right reserved to the Company to alter, amend or discontinue this Plan and Trust, the Employer shall for each Plan

Year contribute to the Plan for its Eligible Participants an amount equal to the sum of:

(a) the Employer Contribution;

(b) the Before-Tax Contribution;

(c) the Matching Employer Contribution, and

(d) effective February 1, 2003, Catch-Up Contributions, as described in subsection 3.2(c) below.

Such sum, which is known as the “Tentative Employer Contribution,” shall be reduced by an amount equal to the Excess Tentative Contribution (as provided in Section 4.11); provided that in no event shall the Tentative Employer Contribution, as reduced by the Excess Tentative Contribution, exceed the amount deductible by the Employer for said year for federal income tax purposes.”

6.	The title of Section 3.2 is restated as “Before Tax and Catch-Up Contributions” and the following is added as subsection 3.2(c):

“(c) Effective as of February 1, 2003, all employees who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code Section 414(v), herein referred to as “Catch-Up Contributions.” Such Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of any such Catch-Up Contributions.”

7.	Section 4.1, Participant’s Accounts, is restated as follows:

“4.1 Participant’s Accounts.

(a) For each Participant there shall be maintained as appropriate a separate Employer Contribution Account, Vested Employer Account, Before-Tax Account, Matching Account, Prior Plan Account, Heritage Plan Account, McHenry Plan Account, After-Tax Account, Rollover Account, Trustee Transfer Account and, effective February 1, 2003, Catch-Up Contribution Account. Each account shall be credited with the amount of contributions, interest and earnings of the Trust Fund allocated to such Account and shall be charged with all distributions, withdrawals and losses of the Trust Fund allocated to such Account.”

8.	Section 4.3, Allocation Procedure, is restated as follows:

“4.3 Allocation Procedure. As of each Valuation Date, the Committee shall, with respect to each Account:

(a) First, charge each Account for any withdrawals, loans or distributions made therefrom since the immediately preceding Valuation Date.

(b) Second, credit each Before-Tax Account with one-half of the Before-Tax Contributions made by the Participant since the immediately preceding Valuation Date.

(c) Third, credit each Rollover Contribution Account with the daily weighted average of the amount of any Rollover Contribution made by the Participant since the immediately preceding Valuation Date.

(d) Fourth, credit any Accounts segregated pursuant to Article 6 with one-half of the amount of any loan repayments made since the immediately preceding Valuation Date.

(e) Fifth, effective February 1, 2003, credit each Catch-Up Contribution Account with one-half of the Catch-Up Contributions made by the Participant since the immediately preceding Valuation Date.

(e) Sixth, credit or charge the respective Accounts with the net earnings or losses of each Fund allocable thereto in accordance with Section 4.5, or, in the case of Accounts segregated in accordance with Article 6, the net earnings or losses allocable thereto in accordance with Article 6.

(f) Seventh, credit each Before-Tax Account, Matching Account, Rollover Account, and, effective February 1, 2003, Catch-Up Contribution Account, respectively, with the amount of Before-Tax Contributions, Matching Employer Contributions, Rollover Contributions, and Catch-Up Contributions, respectively, made since the immediately preceding Valuation Date and not already allocated in accordance with paragraphs (b), (c), (d) and (e) above.

(g) Eighth, credit any Accounts segregated pursuant to Article 6 with the amount of any loan repayments made since the immediately preceding Valuation Date and not already allocated in accordance with paragraph (f) above.

(h) Ninth, if the Valuation Date is the last day of the Plan Year, credit each Employer Contribution Account with the Employer Contribution allocable thereto in accordance with Section 4.9.”

9.	Section 4.5, Allocation of Net Earnings or Losses, is restated as follows:

“4.5 Allocation of Net Earnings or Losses. As of each Valuation Date, the net earnings or losses of the Trust Fund or of each Fund established under Section 4.2 shall be allocated to the Accounts (excluding Accounts and loans to Participants segregated pursuant to Section 6.8) of all Participants (or beneficiaries of deceased Participants or an alternate payee under a qualified domestic relations order) having credits in the Trust Fund or Fund on both the current Valuation Date and at the beginning of that quarter (or, effective July 1, 2002, having credits in the Trust Fund or Fund on the Valuation Date). Such allocation shall be in the ratio that (i) the net credits to each Account of each Participant on the first day of the quarter (or, effective July 1, 2002, the preceding Valuation Date), plus in the case of the Before-Tax Account and, effective February 1, 2003, the Catch-Up Contribution Account, if applicable, one-half of any Before-Tax Contributions or Catch-Up Contributions, respectively, made to that Account during the quarter (or, effective July 1, 2002, since the preceding Valuation Date), or in the case of the Rollover Account, the weighted average daily balance of any Rollover Contribution made to that Account during the quarter (or, effective July 1, 2002, since the preceding Valuation Date), less in each case the total amount of any distributions and loans from such Account to such Participant during that quarter (or, effective July 1, 2002, since the preceding Valuation Date) bears to (ii) the total net credits to all such Accounts of all Participants on said first day of the quarter (or, effective July 1, 2002, the preceding Valuation Date), plus, in the case of the Before-Tax Accounts and, effective February 1, 2003, the Catch-Up Contribution Account, one-half of the Before-Tax Contributions and the Catch-Up Contributions, respectively, made to such Accounts of all Participants, and in the case of the Rollover Accounts, the weighted average daily balances of any Rollover Contributions made to that Account during the quarter (or, effective July 1, 2002, since the preceding Valuation Date), less the total amount of distributions and loans from all such Accounts during the quarter (or, effective July 1, 2002, since the preceding Valuation Date).”

10.	Section 4.7, Allocation of Before-Tax Contributions, is restated as follows:

“4.7 Allocation of Before-Tax Contributions and Catch-Up Contributions.

(a) As of each Valuation Date, the Before-Tax Contributions made on behalf of each Participant since the prior Valuation Date shall be allocated to such Participant’s Before-Tax Account.

(b) Effective February 1, 2003, as of each Valuation Date, any Catch-Up Contributions made on behalf of each Participant since the prior Valuation Date shall be allocated to such Participant’s Catch-Up Contribution Account.”

11.	Section 4.10, Provisional Annual Addition, is restated as follows:

“4.10 Provisional Annual Addition. The sum of the amounts allocated to the Accounts of the Participants pursuant to Section 4.7(a), 4.8 and 4.9 for a Plan Year shall be known as the Provisional Annual Addition and shall be subject to the limitation on Annual Additions in Section 4.11.”

12.	Section 4.11(e) is restated as follows:

“(e) The “Excess Tentative Employer Contribution” is an amount equal to the sum of the reductions in the Tentative Employer Contribution allocable to the Accounts of Participants pursuant to subsections (d)(i), (iii) and (iv) above.”

13.	Subsection 5.1(a) is restated as follows:

“(a) An amount equal to the Participant’s Before-Tax Account, Matching Account, and, effective February 1, 2003, Catch-Up Contribution Account (if applicable) plus any of the Participant’s contributions made to the Trust Fund but not allocated to the Participant’s Before-Tax Account or, effective as of February 1, 2003, Catch-Up Contribution Account as of his Determination Date; and”

14.	Section 5.5, Vesting, is restated as follows:

“5.5 Vesting. A Participant’s interest in his Before-Tax Account, Catch-Up Contribution Account, Matching Account, Vested Employer Account, Prior Plan Account and After-Tax Account shall be nonforfeitable at all times. Except as otherwise provided in this Article 5, a Participant’s nonforfeitable interest in his Employer Contribution Account, Heritage Plan Account and McHenry Plan Account at any point in time shall be determined under Section 5.6.”

15.	Subsection 6.8(e)(i) is restated as follows:

“(i) from the Accounts indicated in the Money Market Fund:

(A) first, the After-Tax Account;

(B) second, the Prior Plan Account;

(C) third, either the McHenry Plan Account or Heritage Plan Account, as applicable;

(D) fourth, the Vested Employer Account;

(E) fifth, the Before-Tax Account;

(F) sixth, the Catch-Up Contribution Account;

(G) seventh, the Matching Account; and

(H) eighth, the Employer Contribution Account.”

16.	In the paragraph immediately following subsection 6.8(e)(v), the reference to “Section 4.4” is restated to “Section 4.3.”

17.	Subsection 6.9(a) is restated as follows:

“6.9 Withdrawals Prior to Termination of Employment.

(a) Subject to paragraph (b) below, a Participant who has not incurred his Severance Date may, upon the determination by the Committee that he has incurred a financial hardship, make a withdrawal from his After-Tax Account and, to the extent necessary, his Before-Tax Account, and, effective February 1, 2003, his Catch-Up Contribution Account. In any case where the Participant claims financial hardship, he shall submit a written request for such distribution in accordance with procedures prescribed by the Committee. The Committee shall determine whether the Participant has a “financial hardship” on the basis of such written request in accordance with this Section 6.9, and such determination shall be made in a uniform and nondiscriminatory manner. The Committee shall only make a determination of “financial hardship” if the distribution to be made is made on account of (A) an immediate and heavy financial need of the Participant and (B) the amounts to be distributed from the Participant’s After-Tax Account, Before-Tax Account and Catch-Up Contribution Account are necessary to satisfy the Participant’s need.”

18.	Subsection 6.9(c)(iii) is restated as follows:

“(iii) the Participant will not make any Before-Tax Contributions or, effective February 1, 2003, Catch-Up Contributions for twelve months (or, effective January 1, 2002, six months) after receiving the hardship distribution; and”

19.	Subsection 6.9(e) is restated as follows:

“(e) Distributions from the Participant’s Before-Tax Account and/or Catch-Up Contribution Account on account of hardship pursuant to this Section 6.9 shall not exceed the lesser of:

(i) the amount needed to relieve the immediate and heavy financial need;

(ii) the sum of the balances of the Participant’s Before-Tax Account and Catch-Up Contribution Account at the time of the distribution; or

(iii) (A) the sum of the balance of the Before-Tax Account as of December 31, 1988 plus the Participant’s Before-Tax Contributions made on or after January 1, 1989, reduced by (B) the aggregate amount distributed from the Participant’s Before-Tax Account on or after January 1, 1989.”

*    *    *

/s/ JOHN M. O’MEARA
John M. O’Meara
President and Chief Executive Officer
Date: March 21, 2003

CERTIFICATE

I, Steven H. Shapiro do hereby certify that I am the Corporate Secretary of First Midwest Bancorp, Inc. (the “Corporation”), a Delaware corporation, and as such, I am the keeper of the corporate seal and of the minutes and records of this corporation; that attached hereto is a complete, true and correct copy of the First Amendment to First Midwest Bancorp Inc. Savings and Profit Sharing Plan, as amended and restated as of January 1, 1998 (the “First Amendment”), which First Amendment was duly adopted by the appropriate officer of the Corporation on March 21, 2003; and that said First Amendment has not been rescinded or modified in any manner and remains in full force and effect.

WITNESS my signature and seal of the Corporation this 21st day of March , 2003.

/s/ STEVEN SHAPIRO
Secretary

(SEAL)

SECOND AMENDMENT

TO THE

FIRST MIDWEST BANCORP INC. SAVINGS AND PROFIT SHARING PLAN

AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1998

WHEREAS, First Midwest Bancorp, Inc. (the “Company”) maintains the First Midwest Bancorp Inc. Savings and Profit Sharing Plan as amended and restated effective January 1, 1998 (the “Plan”); and,

WHEREAS, it is now deemed desirable and in the best interest of participants and beneficiaries to amend certain provisions of the Plan;

NOW THEREFORE, pursuant to the power reserved to the undersigned officer of the Company in accordance with the authorizations and directions of the Board of Directors of the Company, the Plan is hereby amended effective June 1, 2003 in the following particulars:

1.	The last sentence of subsection 2.1(d)is restated as follows:

“Notwithstanding any other provision of this Plan, hours of service with Heritage Financial Services, Inc., First of America Bank, Crystal Lake Office and The Northern Trust Company, Higgins Road Office, shall be deemed to be Hours of Service with the Employer under this Plan for purposes of this Section 2.1.”

2.	The last sentence of subsection 2.3(a)is restated as follows:

“Notwithstanding any other provision of this Plan, the following service shall be deemed to be service with the Employer for purposes of this Section 2.3: (i) with respect to any employee who commenced employment on or prior to September 4, 1998, service with First of America Bank, Crystal Lake Office; (ii) with respect to any employee who commenced employment with the Employer prior to October 1, 1998, service with Heritage Financial Services, Inc.; and (iii) with respect to any employee who commenced employment with the Employer prior to July 1, 2003, service with The Northern Trust Company, Higgins Road Office.”

*    *    *

/s/ JOHN M. O’MEARA
John M. O’Meara
President and Chief Executive Officer
Date: June 13, 2003

CERTIFICATE

I, Steven H. Shapiro do hereby certify that I am the Corporate Secretary of First Midwest Bancorp, Inc. (the “Company”), a Delaware corporation, and as such I am the keeper of the corporate seal and of the minutes and records of the Company; that attached hereto is a complete, true and correct copy of the Second Amendment to the First Midwest Bancorp Inc. Savings and Profit Sharing Plan, as amended and restated as of January 1, 1998 (the “Second Amendment”), which Second Amendment was duly adopted by the appropriate officer of the Company on June 13, 2003; and that said Second Amendment has not been rescinded or modified in any manner and remains in full force and effect.

WITNESS my signature and seal of the Company this 13th day of June , 2003.

/s/ STEVEN SHAPIRO
Secretary

(SEAL)

THIRD AMENDMENT

TO THE

FIRST MIDWEST BANCORP INC. SAVINGS AND PROFIT SHARING PLAN

AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1998

WHEREAS, First Midwest Bancorp, Inc. (the “Company”) maintains the First Midwest Bancorp Inc. Savings and Profit Sharing Plan as amended and restated effective January 1, 1998 (the “Plan”); and,

WHEREAS, it is now deemed desirable and in the best interest of participants and beneficiaries to amend certain provisions of the Plan;

NOW THEREFORE, pursuant to the power reserved to the undersigned officer of the Company in accordance with the authorizations and directions of the Board of Directors of the Company, the Plan is hereby amended effective October 1, 2003 in the following particulars:

1.	The first sentence of Section 3.5 is restated as follows:

“3.5 Matching Employer Contribution. Subject to the provisions of Section 3.1, each Employer shall pay to the Trustee as of each Valuation Date (or, effective July 1, 2002, as of the last day of the applicable calendar quarter) an amount which, when added to the forfeitures of Employer Contributions for the Plan Year, shall be equal to $2 for each $1 of Basic Before-Tax Contributions made during the calendar quarter ending on the Valuation Date (or, effective July 1, 2002, ending on March 31, June 30, September 30 or December 31, as appropriate) on behalf of: (a) each Participant employed by such Employer on the Valuation Date (or, effective July 1, 2002, the last day of the appropriate calendar quarter) as of which the contribution is made; and (b) each Participant who, prior to such Valuation Date (or, effective July 1, 2002, the appropriate last day of the calendar quarter), (i) retires on or after his Normal Retirement Date or Early Retirement Date, (ii) dies, (iii) is initially deemed totally and permanently disabled, (iv) effective October 1, 2003, was employed at a Company branch located in Streator, Illinois and incurred his Severance Date during the last quarter of 2003 due to the sale of the Streator branches, or (v) as expressly provided in the terms of an agreement approved, or a resolution adopted, by the board of directors of an Employer in connection with the termination of the Employer’s participation in the Plan during the calendar quarter, provided such agreement or resolution was authorized by the Board of Directors.”

2.	Subsection 4.6(a)is restated as follows:

“(a) An Active Participant shall be eligible to share in Employer Contributions for the Plan Year as of the last day of which such Employer Contributions are being allocated if he is then employed by the Employer as an Eligible Employee and has completed 1,000 Hours of Service in such Plan Year. A Participant who, during a Plan Year, (i) retires on or after his Normal Retirement Date or Early Retirement Date, (ii) dies, (iii) is initially deemed totally and permanently disabled, (iv) effective October 1, 2003, was employed at a Company branch located in Streator, Illinois and incurred his Severance Date during the last quarter of 2003 due to the sale of the Streator branches, or (v) as expressly provided in the terms of an agreement approved or a resolution adopted by the board of directors of an Employer in connection with the termination of the Employer’s participation in the Plan during the Plan Year, provided such agreement or resolution was authorized by the Board of Directors, shall also be eligible to share in the Employer Contributions for said Plan Year. A Participant who is eligible to share in the Employer Contributions shall be known as an ‘Eligible Participant.’”

3.	A new Subsection 5.6(c)is added as follows:

“(c) Effective October 1, 2003, if a Participant is employed at a Company branch located in Streator, Illinois and incurs his Severance Date on the day of the Company’s sale of the Streator branches, then 100% of his Employer Contribution Account computed as of his Determination Date shall be nonforfeitable.”

*    *    *

/s/ JOHN M. O’MEARA
John M. O’Meara
President and Chief Executive Officer
Date: 11/12/03.

CERTIFICATE

I, Steven H. Shapiro do hereby certify that I am the Corporate Secretary of First Midwest Bancorp, Inc. (the “Company”), a Delaware corporation, and as such, I am the keeper of the corporate seal and of the minutes and records of this Company; that attached hereto is a complete, true and correct copy of the Second Amendment to the First Midwest Bancorp Inc. Savings and Profit Sharing Plan, as amended and restated as of January 1, 1998 (the “Second Amendment”), which Second Amendment was duly adopted by the appropriate officer of the Corporation on November 13 , 2003; and that said Second Amendment has not been rescinded or modified in any manner and remains in full force and effect.

WITNESS my signature and seal of the Corporation this 13th day of November , 2003.

/s/ STEVEN SHAPIRO
Secretary

(SEAL)

FOURTH AMENDMENT

TO THE

FIRST MIDWEST BANCORP INC. SAVINGS AND PROFIT SHARING PLAN

AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1998

WHEREAS, First Midwest Bancorp, Inc. (the “Company”) maintains the First Midwest Bancorp Inc. Savings and Profit Sharing Plan as amended and restated effective January 1, 1998 (the “Plan”); and,

WHEREAS, the Company desires to amend the Plan in accordance with recent regulations issued pursuant to Section 401(a)(9) of the Code.

NOW THEREFORE, pursuant to the power reserved to the undersigned officer of the Company in accordance with the authorizations and directions of the Board of Directors of the Company, the Plan is hereby amended effective January 1, 2003, in the following particulars:

1. Article 6 is amended, effective January 1, 2003, by adding Section 6.13 as follows:

“6.13 Minimum Required Distributions.

a.	General Rules.

i.	Effective Date. The provisions of this Section 6.13 will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

ii.	Precedence. The requirements of this Section 6.13 will take precedence over any inconsistent provisions of the Plan.

iii.	Requirements of Treasury Regulations Incorporated. All distributions required under this Section 6.13 will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

iv.	TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Section 6.13, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

v.	Compliance Savings Provision. As of the effective date of this Section 6.13, a Participant’s Accounts are distributable only in a single lump sum to the Participant or his beneficiaries. The provisions of Sections 6.13(c) and Section 6.13(d) shall apply only to the extent that the Plan otherwise provides that any part of a Participant’s Accounts is distributable in a form other than a single lump sum.

b.	Time and Manner of Distribution.

i.	Required Beginning Date. The Participant’s entire interest will be distributed to the Participant no later than the Participant’s Required Beginning Date.

ii.	Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest in the Plan will be distributed no later than as follows:

1.	If a Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, then, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

2.	If the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

3.	If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the amount in the Participant’s Accounts will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

4.	If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this subsection (b)(ii), other than subsection (b)(ii)(1), will apply as if the surviving spouse were the Participant.

For purposes of this subsection (b)(ii) and subsection (d), unless subsection (b)(ii)(4) applies, distributions are considered to begin on the Participant’s Required Beginning Date. If subsection (b)(ii)(4) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under subsection (b)(ii)(1). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under subsection (b)(ii)(1)), the date distributions are considered to begin is the date distributions actually commence.

iii.	Forms of Distribution. Unless the amount in the Participant’s Accounts is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections 6.13(c) and 6.13(d). If the amount in the Participant’s Accounts is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Treasury Regulations.

c.	Required Minimum Distributions During Participant’s Lifetime.

i.	Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

1.	the quotient obtained by dividing the Participant’s Account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

2.	if the Participant’s sole designated beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s Account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

ii.	Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section 6.13(c) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

d.	Required Minimum Distributions After Participant’s Death.

i.	Death On or After Date Distributions Begin.

1.	Participant Survived by Designated Beneficiary: If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated beneficiary, determined as follows:

a.	The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

b.	If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

c.	If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

2.	No Designated Beneficiary: If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

ii.	Death Before Date Distributions Begin.

1.	Participant Survived by Designated Beneficiary: If the Participant dies before the date distributions begin and there is a designated beneficiary, the Participant’s entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the participant’s death.

2.	No Designated Beneficiary: If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

3.	Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin: If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 6.13(b)(ii)(1), this Section 6.13(d)(ii) will apply as if the surviving spouse were the Participant.

e.	Definitions.

i.	Designated beneficiary. The ‘designated beneficiary’ means the individual who is designated as the beneficiary under Section 6.5 of the Plan and is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

ii.

Distribution calendar year. The ‘distribution calendar year’ means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 6.13(b)(ii). The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

iii.	Life expectancy. ‘life expectancy’ means the life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

iv.	Participant’s account balance. The ‘account balance’ means the account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (‘valuation calendar year’) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after such Valuation Date and decreased by distributions made in the valuation calendar year after such Valuation Date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

v.	Required Beginning Date. ‘Required Beginning Date’ is defined at Section 1.4 of the Plan.”

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/s/ JOHN M. O’MEARA
John M. O’Meara
President and Chief Executive Officer

Date: 12/31/03

CERTIFICATE

I, Steven H. Shapiro do hereby certify that I am the Corporate Secretary of First Midwest Bancorp, Inc. (the “Company”), a Delaware corporation, and as such, I am the keeper of the corporate seal and of the minutes and records of this Company; that attached hereto is a complete, true and correct copy of the Fourth Amendment to the First Midwest Bancorp Inc. Savings and Profit Sharing Plan, as amended and restated as of January 1, 1998 (the “Fourth Amendment”), which Fourth Amendment was duly adopted by the appropriate officer of the Corporation on December 31 , 2003; and that said Fourth Amendment has not been rescinded or modified in any manner and remains in full force and effect.

WITNESS my signature and seal of the Corporation this 31st day of December , 2003.

/s/ STEVEN SHAPIRO
Secretary

(SEAL)

FIFTH AMENDMENT

TO THE

FIRST MIDWEST BANCORP INC. SAVINGS AND PROFIT SHARING PLAN

AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1998

WHEREAS, First Midwest Bancorp, Inc. (the “Company”) maintains the First Midwest Bancorp, Inc. Savings and Profit Sharing Plan as amended and restated effective January 1, 1998 (the “Plan”); and,

WHEREAS, it is now deemed desirable and in the best interest of participants and beneficiaries to amend certain provisions of the Plan;

NOW THEREFORE, pursuant to the power reserved to the undersigned officer of the Company in accordance with the authorizations and directions of the Board of Directors of the Company in its resolutions, dated September 3, 2003, the Plan is hereby amended effective January 1, 2004 in the following particulars:

1.	The last sentence of subsection 2.1(d) is restated as follows:

“Notwithstanding any other provision of this Plan, hours of service with Heritage Financial Services, Inc., First of America Bank, Crystal Lake Office, The Northern Trust Company, Higgins Road Office and CoVest Bancshares, Inc. (“CoVest”) shall be deemed to be Hours of Service with the Employer under this Plan for purposes of this Section 2.1. Further notwithstanding any provision of this Plan, every Eligible Employee who was a participant in or was eligible to participate in the CoVest Banc Profit Sharing Plan on the date of the merger of CoVest with the Company shall become a Participant in the Plan on January 1, 2004.”

2.	The last sentence of subsection 2.3(a) is restated as follows:

“Notwithstanding any other provision of this Plan, the following service shall be deemed to be service with the Employer for purposes of this Section 2.3: (i) with respect to any employee who commenced employment on or prior to September 4, 1998, service with First of America Bank, Crystal Lake Office; (ii) with respect to any employee who commenced employment with the Employer prior to October 1, 1998, service with Heritage Financial Services, Inc.; (iii) with respect to any employee who commenced employment with the Employer prior to July 1, 2003, service with The Northern Trust Company, Higgins Road Office; and (iv) with respect to any employee who commenced employment with the Employer prior to January 1, 2004, service with CoVest Bancshares, Inc. and any of its affiliates.”

*    *    *

/s/ JOHN M. O’MEARA
John M. O’Meara
President and Chief Executive Officer

Date: 12/31/03

CERTIFICATE

I, Steven H. Shapiro do hereby certify that I am the Corporate Secretary of First Midwest Bancorp, Inc. (the “Company”), a Delaware corporation, and as such I am the keeper of the corporate seal and of the minutes and records of the Company; that attached hereto is a complete, true and correct copy of the Fifth Amendment to the First Midwest Bancorp Inc. Savings and Profit Sharing Plan, as amended and restated as of January 1, 1998 (the “Fifth Amendment”), which Fifth Amendment was duly adopted by the appropriate officer of the Company on December 31, 2003; and that said Fifth Amendment has not been rescinded or modified in any manner and remains in full force and effect.

WITNESS my signature and seal of the Corporation this 31st day of December, 2003.

/s/ STEVEN SHAPIRO
Secretary

(SEAL)

SIXTH AMENDMENT

TO THE

FIRST MIDWEST BANCORP INC. SAVINGS AND PROFIT SHARING PLAN

AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1998

WHEREAS, First Midwest Bancorp, Inc. (the “Company”) maintains the First Midwest Bancorp Inc. Savings and Profit Sharing Plan as amended and restated effective January 1, 1998 (the “Plan”); and,

WHEREAS, it is now deemed desirable and in the best interest of participants and beneficiaries to amend certain provisions of the Plan;

NOW THEREFORE, pursuant to the power granted to the undersigned officer of the Company in accordance with the authorizations and directions contained in a resolution of the Board of Directors of the Company, the Plan is hereby amended in the following particulars effective January 1, 2004:

The definition of “Total Compensation” in Section 1.4 is restated as follows:

“Total Compensation. A Participant’s ‘Total Compensation’ for a period is the Participant’s wages, salaries, fees, vacation pay, amounts excluded from the Participant’s income for the period under Code Section 125, 132(f)(4), 402(g)(3) or 457, and other amounts paid to him for personal services actually rendered in the course of employment with the Company and all Affiliates, including, but not limited to, commissions, compensation for services on the basis of a percentage of profits, tips and performance bonuses, but specifically excluding hiring bonuses and stay bonuses and (in accordance with regulations prescribed by the Secretary of the Treasury) also excluding:

(a) Contributions (other than the Before-Tax Contribution) made by the Employer to a plan of deferred compensation to the extent that such are not included in the gross income of the Participant in the year made; Employer contributions to simplified employee pension plans which are excluded from compensation by the Participant; and any distribution from any such plan other than an unfunded non-qualified plan;

(b) Amounts realized from the exercise of a non-qualified stock option or when restricted stock either becomes freely transferable or free from a substantial risk of forfeiture;

(c) Amounts realized from the disposition of stock acquired under a qualified stock option; and

(d) Other amounts which receive special tax benefits.”

*    *    *

/s/ JOHN M. O’MEARA
John M. O’Meara
President and Chief Executive Officer

Date: 12/22/04

CERTIFICATE

I, Steven H. Shapiro do hereby certify that I am the Corporate Secretary of First Midwest Bancorp, Inc. (the “Company”), a Delaware corporation, and as such, I am the keeper of the corporate seal and of the minutes and records of this Company; that attached hereto is a complete, true and correct copy of the Sixth Amendment to the First Midwest Bancorp Inc. Savings and Profit Sharing Plan, as amended and restated as of January 1, 1998 (the “Sixth Amendment”), which Sixth Amendment was duly adopted by the appropriate officer of the Corporation on November 17 , 2004; and that said Sixth Amendment has not been rescinded or modified in any manner and remains in full force and effect.

WITNESS my signature and seal of the Corporation this 22nd day of December , 2004.

/s/ STEVEN SHAPIRO
Secretary

(SEAL)

SEVENTH AMENDMENT

TO THE

FIRST MIDWEST BANCORP, INC. SAVINGS AND PROFIT SHARING PLAN

AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1998

WHEREAS, First Midwest Bancorp, Inc. (the “Company”) maintains the First Midwest Bancorp, Inc. Savings and Profit Sharing Plan as amended and restated effective January 1, 1998 (the “Plan”); and,

WHEREAS, it is now deemed desirable and in the best interest of participants and beneficiaries to amend certain provisions of the Plan;

NOW THEREFORE, pursuant to the power reserved to the undersigned officer of the Company in accordance with the authorizations and directions of the Board of Directors of the Company, the Plan is hereby amended in the following particulars effective March 28, 2005:

A new Section 6.13 is added as follows:

“6.13 Automatic Rollover. Notwithstanding any other provision of this Plan, effective March 28, 2005, in the event an amount greater than $1,000 is distributed pursuant to the provisions of Section 6.1(c) above, if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive the distribution directly in accordance with Section 6.12, then the Plan Administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the Plan Administrator.”

*    *    *

/s/ MICHAEL L. SCUDDER
Michael L. Scudder
Executive Vice President
and Chief Financial Officer

Date: 2/25/05

CERTIFICATE

I, Steven H. Shapiro, do hereby certify that I am the Corporate Secretary of First Midwest Bancorp, Inc. (the “Company”), a Delaware corporation, and as such I am the keeper of the corporate seal and of the minutes and records of the Company; that attached hereto is a complete, true and correct copy of the Seventh Amendment to the First Midwest Bancorp, Inc. Savings and Profit Sharing Plan, as amended and restated as of January 1, 1998 (the “Seventh Amendment”), which Seventh Amendment was duly adopted by the appropriate officer of the Company on February 25, 2005; and that said Seventh Amendment has not been rescinded or modified in any manner and remains in full force and effect.

WITNESS my signature and seal of the Company this 25th day of February , 2005.

/s/ STEVEN SHAPIRO
Secretary

(SEAL)